UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 12, 2006

PIONEER BANKSHARES, INC.

(Exact name of registrant as specified in its charter)

Virginia	0-30541	54-1278721
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

263 East Main Street

P.O. Box 10

Stanley, Virginia 22851

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (540) 778-2294

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On October 12, 2006, the Board of Directors of Pioneer Bankshares, Inc. (the “Company”) approved an amendment to Article I of the Company’s bylaws removing the provision that allowed stockholder’s meetings to be called by a stockholder holding at least one tenth (1/10) of the number of shares of capital stock entitled to vote then outstanding.

The Bylaws of the Company, as amended effective October 12, 2006, are attached hereto as Exhibit 3.2.

Item 9.01. Financial Statements and Exhibits.

Exhibit
3.2	Bylaws of Pioneer Bankshares, Inc. (as amended October 12, 2006)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PIONEER BANKSHARES, INC.

By:	/s/ Thomas R. Rosazza
Thomas R. Rosazza
President and Chief Executive Officer

October 16, 2006

EXHIBIT INDEX

Exhibit
3.2	Bylaws of Pioneer Bankshares, Inc. (as amended October 12, 2006)